Fair Value Measurement of Financial Instruments	12 Months Ended
Dec. 31, 2018
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Fair Value Measurement of Financial Instruments
21	FAIR VALUE MEASUREMENT OF FINANCIAL INSTRUMENTS

	Available-for-sale financial assets
	Equity investments Million	WMP Million	FVOCI Million	FVPL Million

As of December 31, 2017 (As previously reported)	44	65,630	—	—

Changes in accounting policy - IFRS 9	(44)	(65,630)	44	65,630

As of January 1, 2018 (As restated)
-Current portion	—	—	—	65,630
-Non-current portion	—	—	44	—

Addition	—	—	711	116,941
Maturity	—	—	—	(110,087)
Fair value gains recognized in profit or loss	—	—	—	4,442
Fair value gains recognized in other comprehensive income, before tax	—	—	(168)	—

As of December 31, 2018	—	—	587	76,926

Less: Current portion	—	—	—	(76,425)

Non-current portion	—	—	587	501

Note:

(i)

The category of FVOCI is primarily the equity investments in listed companies that are not held for trading. The equity investments represent the Group’s investments in other companies at fair values (mainly level 1: quoted price (unadjusted) in active markets) through other comprehensive income as of December 31 and January 1, 2018.

(ii)

The category of FVPL mainly comprises WMPs. All the WMPs will mature within one year with variable return rates indexed to the performance of underlying assets. As of December 31 and January 1, 2018, they were measured at the fair value as level 3 of fair value hierarchy. The fair values were determined based on cash flow discounted assuming the expected return will be obtained upon maturity.

There were no transfers between the levels of fair value hierarchy for the year ended December 31, 2018.